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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 5, 2008


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


         Nevada                      333-102117               45-0487294
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    (State or other                 (Commission             (IRS Employer
    jurisdiction of                 File Number)      Identification No.)
     incorporation)


                      South Lodge, Paxhill Park,
                      Lindfield, West Sussex, UK, RH16 2QY
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-220210


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 5, 2008, the Company entered into an agreement with Mayfair's Zambian partners and co-shareholders ("Partners") in Mayfair Mining & Minerals Zambia Limited ("Mayfair Zambia"), to acquire the Partners' residual 30% shareholding in Mayfair Zambia giving Mayfair 100% ownership of Mayfair Zambia.

         The acquisition is structured as a share transaction whereby Mayfair will issue a total of 750,000 shares of Mayfair's Common Stock, restricted under Rule 144 of the Securities Act of 1933, as amended, to the Partners, which consist of three members of the Nyendwa family of Kafue, Zambia, who each hold 10% of Mayfair Zambia. This transaction is intended to streamline management decisions and audit and accounting procedures as Mayfair seeks to expand its operations in Zambia.

         As additional consideration for the 750,000 shares, the Partners have also agreed to grant to Mayfair Zambia an exclusive, fully paid-up lease for the depot facility in Kafue, Zambia, owned by the Partners and currently occupied by Mayfair Zambia for operations for a period of 99 years.

         Mayfair is also pleased to report that it has signed out-take agreements with two smaller amethyst producers within the Mapatizya area, close to Mayfair's existing mining operations. The agreements cover additional areas in excess of six square kilometers of what has been highly productive ground and is expected to add an additional 40 tons of raw stones a month, equal to two full containers, to Mayfair's rapidly growing production of these valuable gemstones.

         Mayfair continues to seek other acquisition and joint venture opportunities for near-term production in the metals, minerals and gemstone sectors within the Southern African Development Community and is currently reviewing a number of these opportunities in Malawi, Tanzania and Mozambique.

         There are no material relationships between the registrant or its affiliates and any of the parties, other than in respect of this agreement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

      (d) Not applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2008


                                        MAYFAIR MINING & MINERALS, INC.



                                        By: /s/ "Clive de Larrabeiti"
                                            ---------------------------
                                            Clive de Larrabeiti, President